[LOGO] Merrill Lynch  Investment Managers

Semi-Annual Report

September 30, 2002

Merrill Lynch
Balanced Capital
Fund, Inc.

www.mlim.ml.com

Merrill Lynch Balanced Capital Fund, Inc.

DEAR SHAREHOLDER

Economic Environment

During the six-month period ended September 30, 2002, U.S. equity markets fell sharply as investors struggled through a "crisis of confidence" driven by uncertain economic and corporate earnings prospects, a series of corporate governance scandals and geopolitical concerns. During the first half of the period, a series of high profile bankruptcies, accounting scandals, earnings restatements and fraud allegations caused investors to question the integrity of all corporate managements and the accuracy of their financial statements. Despite a growing body of evidence that the economy was on sounder footing with associated positive implications for earnings and increasingly attractive valuation levels given stock price and interest rate declines, investors' skepticism drove broad market indexes toward new lows. The bear market in U.S. equities reached historic proportions in the second half of the period with a decline comparable to that of the third quarter of 1987, which included the October crash, and the third quarter of 1974, which ended the 1973-1974 bear market. Most major U.S. market indexes, as well as those of the United Kingdom and Europe, declined approximately 20%. Decelerating economic growth, continued reductions in corporate earnings expectations, the growing possibility of war with Iraq and investor capitulation combined to drive prices dramatically lower.

For the six months ended September 30, 2002, the unmanaged benchmark Standard & Poor's (S&P) 500 Index had a -28.36% total return, while the NASDAQ Composite Index fell 36.4%. The growth and value styles of investing performed comparably with the unmanaged S&P Barra Growth Index declining 28%, while the unmanaged S&P Barra Value Index fell 28.9%. Bonds continued to be the preferred asset class as sluggish economic growth, low inflation and a flight to quality drove investors to the fixed income market. U.S. government securities in particular benefited from their safety and soundness in this uncertain period. The unmanaged benchmark Merrill Lynch U.S. Domestic Bond Master Index had a +8.70% total return for the six-month period ended September 30, 2002.

Portfolio Matters

Total returns for Merrill Lynch Balanced Capital Fund's Class A, Class B, Class C and Class D Shares for the six-month period ended September 30, 2002 were -20.24%, -20.66%, -20.63% and -20.34%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.) Each asset class within the Fund underperformed its respective benchmark. Within the equity portfolio, positive contributions from our positions in consumer staples, energy, health care and selected media companies were more than offset by relative weakness in the consumer cyclical, basic material, technology and financial sectors. Within the fixed income portfolio, the dramatic widening of yield spreads during the period proved costly given the portfolio's concentration in corporate debt securities. Deteriorating credit quality, aggressive rating agency downgrade actions and investors' heightened risk aversion drove U.S. Treasury yields to their lowest levels in 40 years, and investment-grade corporate and high yield spreads to near record-wide levels. With less than 20% of the fixed income portfolio invested in U.S. Treasury securities, these conditions produced severe underperformance for our bonds.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

At September 30, 2002, 64.5% of the Fund's net assets were invested in equities, 31.0% in fixed income securities and 4.5% in cash and cash equivalents. This compares to 68.0% in equities, 29.5% in fixed income securities and 2.5% in cash and cash equivalents at March 31, 2002. While near-term prospects for the equity markets remain cloudy given sluggish economic conditions, uncertain corporate earnings prospects and poor investor psychology, we remain constructive on the longer-term outlook for stocks and believe our strategy of maintaining a relatively high equity exposure will ultimately prove rewarding. Reminiscent of the late 1999 and early 2000 period when high valuations could not be justified and our conservative posture proved appropriate, we believe the current low valuation level of the market is equally unjustified and our constructive posture will prove appropriate in the period ahead. Just as the investment pendulum swung too far in the bullish direction then, we believe it has swung too far in the bearish direction today, creating many very attractive investment opportunities. Simply put, the lower stock prices go, the more value we perceive and the more opportunities we will seek to exploit. We believe that this is the appropriate strategy to generate above-average, risk-adjusted returns in the period ahead and expect our disciplined investment approach to prove extremely valuable as we move through this challenging period.

During the six-month period ended September 30, 2002, we continued to adjust our holdings in response to ongoing price volatility. Within the equity portfolio, we further increased our energy exposure, initiating positions in Devon Energy Corporation, Murphy Oil Corporation and Exxon Mobil Corporation. Concerns about the pace of economic growth and the associated impact on oil demand combined with fears over a torrent of Iraqi oil coming to market subsequent to a resolution of that conflict to drive these stocks to very attractive valuation levels. We believe that Exxon Mobil remains one of the world's best-managed and most profitable companies, while Devon and Murphy offer a superior production profile and exciting exploration prospects. We also increased our technology exposure, establishing initial positions in Microsoft Corporation and Accenture Ltd. The recent sharp correction in technology stock prices has afforded us an opportunity to begin to invest in several superior companies that offer strong competitive positions, solid financial characteristics, high returns and proven managements, while selling at attractive valuation levels for the first time in many years. We further increased our position in the industrial sector, adding to existing positions in Honeywell International Inc. and United Technologies Corporation, while introducing Tyco International Ltd. to the portfolio. Recent price declines, driven by actual or perceived earnings risk in a decelerating economy, have driven these stocks to record-low valuation levels, which creates attractive opportunities in the shares of what we believe are fine companies. Tyco appears particularly interesting given the quality of its new management team, low investor expectations and very low valuation levels. We eliminated holdings in selected retailers such as The Home Depot, Inc. and Circuit City where deteriorating fundamental trends have yet to be fully reflected in reduced valuations, suggesting high near-term risk. We also eliminated positions in such companies as The Williams Companies, Inc. and Applied Materials, Inc., where rapid weakening in business conditions suggested risk of further stock price erosion. We also reduced or eliminated holdings in a number of companies including Anheuser-Busch Companies, Inc., Minnesota Mining and Manufacturing Company (3M), Harrah's Entertainment, Inc. and Wells Fargo Company, where strong relative stock performance reduced their attractiveness.

At September 30, 2002, within the fixed income portfolio, investment-grade corporate bonds continued to

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

represent the largest sector at 65.2% of fixed income assets, reflecting this sector's very attractive total return potential. High yield corporate bonds represented 15.2% of fixed income assets and U.S. Treasury securities represented 19.6% of fixed income assets. This compares to 68% in investment-grade corporate bonds, 13.7% in high yield corporate bonds, 17.4% in U.S. Treasury securities and less than 1% in mortgage-backed securities at March 31, 2002. Average quality ratings were unchanged at Baa1/BBB+, while average yield to maturity declined only three basis points (0.03%) to 7.77%.

In Conclusion

We appreciate your continued interest and participation in Merrill Lynch Balanced Capital Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kurt Schansinger

Kurt Schansinger
Senior Vice President and Portfolio Manager

October 30, 2002

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                              % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/02                              -10.51%         -15.21%
--------------------------------------------------------------------------------
Five Years Ended 9/30/02                            - 1.02          - 2.08
--------------------------------------------------------------------------------
Ten Years Ended 9/30/02                             + 7.33          + 6.75
--------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

                                                   % Return           % Return
                                                 Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 9/30/02                              -11.43%            -14.85%
--------------------------------------------------------------------------------
Five Years Ended 9/30/02                            - 2.02             - 2.28
--------------------------------------------------------------------------------
Ten Years Ended 9/30/02                             + 6.24             + 6.24
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                   % Return           % Return
                                                 Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 9/30/02                              -11.42%           -12.27%
--------------------------------------------------------------------------------
Five Years Ended 9/30/02                            - 2.02            - 2.02
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/02                                     + 5.67            + 5.67
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return Without   % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 9/30/02                             -10.74%           -15.43%
--------------------------------------------------------------------------------
Five Years Ended 9/30/02                           - 1.27            - 2.33
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/02                                    + 6.49            + 5.77
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Recent Performance Results

                                                                                                  Ten Years/
                                                          6-Month              12-Month        Since Inception
As of September 30, 2002                               Total Return          Total Return        Total Return
==============================================================================================================
ML Balanced Capital Fund, Inc. Class A Shares*            -20.24%               -10.51%            +102.81%
--------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class B Shares*            -20.66                -11.43             + 83.18
--------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class C Shares*            -20.63                -11.42             + 54.98
--------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class D Shares*            -20.34                -10.74             + 64.76
--------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                             -28.36                -20.49          +136.66/+97.55
--------------------------------------------------------------------------------------------------------------
ML U.S. Domestic Bond Master Index***                     + 8.70                + 8.63          +104.64/+91.96
==============================================================================================================

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
 ** An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/31/94, respectively.
*** This unmanaged Index is comprised of the entire universe of domestic investment-grade bonds including U.S. Treasury bonds, corporate bonds and mortgages. Ten years/since inception total returns are for ten years and from 10/31/94, respectively.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

SCHEDULE OF INVESTMENTS

                          Shares                                                                                      Percent of
Industries                 Held                  Stocks                                Cost                 Value     Net Assets
================================================================================================================================
Aerospace & Defense        200,000   General Dynamics Corporation                   $ 12,599,350        $ 16,266,000        0.5%
                         1,500,000   Honeywell International Inc.                     50,860,655          32,490,000        0.9
                           350,000   Raytheon Company                                 10,214,531          10,255,000        0.3
                         1,000,000   United Technologies Corporation                  32,787,608          56,490,000        1.7
                                                                                    ------------        ------------       -----
                                                                                     106,462,144         115,501,000        3.4
================================================================================================================================
Airlines                   500,000  +AMR Corporation                                  19,429,284           2,090,000        0.1
================================================================================================================================
Banks                    1,000,000   FleetBoston Financial Corporation                31,158,930          20,330,000        0.6
                         1,500,000   Mellon Financial Corporation                     53,126,144          38,895,000        1.1
                           250,000   PNC Bank Corp.                                   14,025,253          10,542,500        0.3
                         1,250,000   Wells Fargo Company                              50,866,960          60,200,000        1.8
                                                                                    ------------        ------------       -----
                                                                                     149,177,287         129,967,500        3.8
================================================================================================================================
Beverages                1,000,000   Anheuser-Busch Companies, Inc.                   36,171,384          50,600,000        1.5
================================================================================================================================
Building Products          500,000   Macso Corporation                                10,271,725           9,775,000        0.3
================================================================================================================================
Chemicals                1,300,000   E.I. du Pont de Nemours and Company              68,523,564          46,891,000        1.4
================================================================================================================================
Communications           2,000,000  +CommScope, Inc.                                  45,219,289          13,560,000        0.4
Equipment                4,000,000   Motorola, Inc.                                   64,173,200          40,720,000        1.2
                                                                                    ------------        ------------       -----
                                                                                     109,392,489          54,280,000        1.6
================================================================================================================================
Computers &                600,000   Hewlett-Packard Company                          13,638,442           7,002,000        0.2
Peripherals                750,000   International Business Machines Corporation      76,076,200          43,792,500        1.3
                                                                                    ------------        ------------       -----
                                                                                      89,714,642          50,794,500        1.5
================================================================================================================================
Diversified Financials   2,000,000   Citigroup Inc.                                    8,868,534          59,300,000        1.8
                           900,000   Fannie Mae                                       21,874,876          53,586,000        1.6
                         1,500,000   J.P. Morgan Chase & Co.                          43,851,977          28,485,000        0.8
                         1,000,000   Morgan Stanley                                   60,094,215          33,880,000        1.0
                         1,500,000   Stilwell Financial, Inc.                         24,006,039          18,105,000        0.5
                                                                                    ------------        ------------       -----
                                                                                     158,695,641         193,356,000        5.7
================================================================================================================================
Diversified              1,600,000   Verizon Communications                           98,883,787          43,904,000        1.3
Telecommunication
Services
================================================================================================================================
Electronic               1,750,000  +Agilent Technologies, Inc.                       52,759,981          22,855,000        0.7
Equipment &
Instruments
================================================================================================================================
Food Products              442,600   General Mills, Inc.                              17,791,600          19,660,292        0.6
                           250,000   Nestle SA (Registered Shares)                    26,030,329          54,642,954        1.6
                                                                                    ------------        ------------       -----
                                                                                      43,821,929          74,303,246        2.2
================================================================================================================================
Health Care              1,100,000   Aetna Inc. (New Shares)                          33,486,482          39,391,000        1.2
Providers & Services     1,250,000   HCA Inc.                                         48,672,398          59,512,500        1.7
                           900,000  +Tenet Healthcare Corporation                     15,979,760          44,550,000        1.3
                                                                                    ------------        ------------       -----
                                                                                      98,138,640         143,453,500        4.2
================================================================================================================================
Hotels, Restaurants      1,100,000   Carnival Corporation                             26,662,953          27,610,000        0.8
& Leisure                2,000,000   McDonald's Corporation                           47,532,936          35,320,000        1.1
                           200,000   Starwood Hotels & Resorts Worldwide, Inc.         3,685,330           4,460,000        0.1
                                                                                    ------------        ------------       -----
                                                                                      77,881,219          67,390,000        2.0
================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

                        Shares                                                                                        Percent of
Industries               Held                   Stocks                                   Cost             Value       Net Assets
================================================================================================================================
Household Products      750,000    Kimberly-Clark Corporation                        $ 35,368,924     $ 42,480,000          1.2%
================================================================================================================================
IT Consulting &         750,000   +Accenture Ltd. 'A'                                  14,946,680       10,710,000          0.3
Services                300,000   +Computer Sciences Corporation                       11,651,177        8,337,000          0.3
                                                                                     ------------     ------------         -----
                                                                                       26,597,857       19,047,000          0.6
================================================================================================================================
Industrial            1,250,000    General Electric Company                            54,294,041       30,812,500          0.9
Conglomerates           500,000    Tyco International Ltd.                              6,986,040        7,050,000          0.2
                                                                                     ------------     ------------         -----
                                                                                       61,280,081       37,862,500          1.1
================================================================================================================================
Insurance             1,750,000    ACE Limited                                         60,317,086       51,817,500          1.5
                      1,100,000    American International Group, Inc.                  21,563,151       60,170,000          1.8
                        500,000   +Prudential Financial, Inc.                          13,750,000       14,280,000          0.4
                         90,000   +Travelers Property Casualty Corp. (Class A)            235,936        1,188,000          0.0
                        200,000   +Travelers Property Casualty Corp. (Class B)            755,677        2,706,000          0.1
                        750,000    XL Capital Ltd. (Class A)                           14,590,710       55,125,000          1.6
                                                                                     ------------     ------------         -----
                                                                                      111,212,560      185,286,500          5.4
================================================================================================================================
Machinery             1,250,000    Dover Corporation                                   46,424,866       31,725,000          0.9
                        750,000    ITT Industries, Inc.                                23,780,247       46,747,500          1.4
                        650,000   +SPX Corporation                                     37,625,600       65,585,000          1.9
                                                                                     ------------     ------------         -----
                                                                                      107,830,713      144,057,500          4.2
================================================================================================================================
Media                 1,700,000   +Clear Channel Communications, Inc.                  92,428,837       59,075,000          1.7
                      2,250,000   +Liberty Media Corporation (Class A)                 26,584,330       16,155,000          0.5
                      1,000,000    The New York Times Company (Class A)                39,999,143       45,450,000          1.3
                        500,000    Tribune Company                                     15,697,172       20,905,000          0.6
                      1,600,000   +Viacom, Inc. (Class B)                              81,484,873       64,880,000          1.9
                        750,000    The Walt Disney Company                             12,334,092       11,355,000          0.4
                                                                                     ------------     ------------         -----
                                                                                      268,528,447      217,820,000          6.4
================================================================================================================================
Metals & Mining       1,250,000    Alcoa Inc.                                          50,007,392       24,125,000          0.7
                        900,000    Nucor Corporation                                   41,606,630       34,110,000          1.0
                                                                                     ------------     ------------         -----
                                                                                       91,614,022       58,235,000          1.7
================================================================================================================================
Multiline Retail      1,400,000    The May Department Stores Company                   49,286,371       31,878,000          0.9
================================================================================================================================
Oil & Gas               500,000    Anadarko Petroleum Corporation                      16,890,637       22,270,000          0.6
                        750,000    Devon Energy Corporation                            35,383,054       36,187,500          1.1
                        500,000    Exxon Mobil Corporation                             16,066,520       15,950,000          0.5
                        250,000    Murphy Oil Corporation                              17,012,849       20,517,500          0.6
                         40,000    Unocal Capital Trust                                 2,136,250        1,960,000          0.0
                                                                                     ------------     ------------         -----
                                                                                       87,489,310       96,885,000          2.8
================================================================================================================================
Paper & Forest           28,000    International Paper Capital Trust                    1,331,400        1,218,000          0.0
Products              1,350,000    International Paper Company                         49,850,680       45,076,500          1.3
                        750,000    Weyerhaeuser Company                                39,488,369       32,827,500          1.0
                                                                                     ------------     ------------         -----
                                                                                       90,670,449       79,122,000          2.3
================================================================================================================================
Personal Products     1,150,000    Avon Products, Inc.                                 44,253,889       53,015,000          1.6
                        750,000    The Gillette Company                                21,932,481       22,200,000          0.6
                                                                                     ------------     ------------         -----
                                                                                       66,186,370       75,215,000          2.2
================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

                        Shares                                                                                            Percent of
Industries               Held                        Stocks                                    Cost            Value      Net Assets
====================================================================================================================================
Pharmaceuticals       1,000,000   Pharmacia Corporation                                   $   37,522,267  $   38,880,000        1.2%
                      1,000,000   Schering-Plough Corporation                                 29,701,853      21,320,000        0.6
                      1,000,000   Wyeth                                                       44,058,373      31,800,000        0.9
                                                                                          --------------  --------------       -----
                                                                                             111,282,493      92,000,000        2.7
====================================================================================================================================
Road & Rail              32,000   Union Pacific Capital Trust (6.25% Convertible)              1,513,875       1,628,000        0.0
====================================================================================================================================
Semiconductor         1,250,000  +Advanced Micro Devices, Inc.                                14,627,460       6,675,000        0.2
Equipment &           3,500,000  +Agere Systems Inc. (Class A)                                17,717,744       3,850,000        0.1
Products              1,325,000  +Agere Systems Inc. (Class B)                                 5,155,873       1,311,750        0.0
                      1,000,000  +Micron Technology, Inc.                                     16,411,135      12,370,000        0.4
                        500,000   Texas Instruments Incorporated                              23,192,590       7,385,000        0.2
                                                                                          --------------  --------------       -----
                                                                                              77,104,802      31,591,750        0.9
====================================================================================================================================
Specialty Retail      1,900,000   The Gap, Inc.                                               25,140,526      20,615,000        0.6
                      1,900,000   The Limited, Inc.                                           26,590,519      27,246,000        0.8
                                                                                          --------------  --------------       -----
                                                                                              51,731,045      47,861,000        1.4
====================================================================================================================================
Software                800,000  +Microsoft Corporation                                       37,729,903      34,992,000        1.0
====================================================================================================================================
                                  Total Stocks                                             2,394,750,938   2,201,121,996       64.5
====================================================================================================================================
                       Face
                      Amount                  Corporate Bonds
====================================================================================================================================
Aerospace &      US$ 25,000,000   Raytheon Co., 6.15% due 11/01/2008                          24,066,038      26,895,450        0.8
Defense
====================================================================================================================================
Airlines              8,000,000   Continental Airlines, 8% due 12/15/2005                      8,000,000       3,760,000        0.1
                                  Northwest Airlines, Inc.:
                     15,000,000     7.625% due 3/15/2005                                      14,705,619       8,700,000        0.2
                      4,000,000     7.875% due 3/15/2008                                       3,711,754       1,880,000        0.1
                                                                                          --------------  --------------       -----
                                                                                              26,417,373      14,340,000        0.4
====================================================================================================================================
Auto                 13,000,000   The Goodyear Tire & Rubber Company,
Components                        6.625% due 12/01/2006                                       12,644,368      11,146,200        0.3
====================================================================================================================================
Banks                12,000,000   BankBoston NA, 6.375% due 3/25/2008                         12,472,240      12,988,980        0.4
                     21,500,000   Firstbank Puerto Rico, 7.625% due 12/20/2005                21,201,777      23,417,456        0.7
                     10,000,000   FleetBoston Financial Corporation, 6.375% due 5/15/2008     10,176,836      10,810,470        0.3
                     12,000,000   PNC Funding Corp., 6.125% due 2/15/2009                     10,999,426      12,610,248        0.4
                     20,000,000   Provident Bank, 6.375% due 1/15/2004                        19,789,975      20,894,400        0.6
                                                                                          --------------  --------------       -----
                                                                                              74,640,254      80,721,554        2.4
====================================================================================================================================
Beverages            10,000,000   Panamerican Beverages Inc., 7.25% due 7/01/2009             10,025,028      10,044,380        0.3
====================================================================================================================================
Chemicals            27,000,000   Equistar Chemicals LP, 6.50% due 2/15/2006                  26,282,133      23,355,000        0.7
                     20,500,000   FMC Corp., 6.75% due 5/05/2005                              20,365,837      18,999,584        0.5
                                                                                          --------------  --------------       -----
                                                                                              46,647,970      42,354,584        1.2
====================================================================================================================================
Communications       10,000,000   Harris Corporation, 6.35% due 2/01/2028                      9,415,500      10,108,030        0.3
Equipment
====================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

                            Face                                                                                          Percent of
Industries                 Amount                  Corporate Bonds                                 Cost         Value     Net Assets
====================================================================================================================================
Diversified           US$ 20,000,000   Ford Motor Credit Co., 7.75% due 2/15/2007             $ 19,904,140  $ 20,209,060        0.6%
Financials                             GATX Capital Corporation:
                          25,000,000     6.69% due 11/30/2005                                   24,984,750    23,069,625        0.7
                          25,000,000     7.75% due 12/01/2006                                   24,827,000    22,623,025        0.6
                          20,000,000   General Electric Capital Corporation,
                                       6% due 6/15/2012                                         19,849,800    21,546,340        0.6
                                       General Motors Acceptance Corp.:
                           5,000,000     6.375% due 5/01/2008                                    4,879,770     5,025,445        0.1
                          35,000,000     5.85% due 1/14/2009                                    32,083,571    33,924,835        1.0
                          10,000,000     8% due 11/01/2031                                       9,890,200     9,692,720        0.3
                                       Hertz Corp.:
                          10,000,000     7.625% due 8/15/2007                                    9,909,200     9,976,610        0.3
                          25,000,000     6.25% due 3/15/2009                                    24,110,806    22,751,200        0.7
                                       Household Finance Corp.:
                          10,000,000     6.50% due 11/15/2008                                    9,787,254     9,763,040        0.3
                          25,000,000     6.75% due 5/15/2011                                    24,909,500    23,883,700        0.7
                          10,000,000   J.P. Morgan & Co. Inc., 6.25% due 1/15/2009               9,864,700    10,663,990        0.3
                                                                                              ------------  ------------       -----
                                                                                               215,000,691   213,129,590        6.2
====================================================================================================================================
Diversified               15,000,000   Verizon Global Funding Corporation,
Telecommunication                      7.375% due 9/01/2012                                     14,996,015    15,793,365        0.5
Services
====================================================================================================================================
Electric Utilities        24,000,000   Empresa Nacional de Electricidad SA (Endesa),
                                       7.325% due 2/01/2037                                     24,000,000    22,272,864        0.7
====================================================================================================================================
Food Products             20,000,000   Conagra Inc., 6.70% due 8/01/2027                        19,769,625    22,683,760        0.7
====================================================================================================================================
Health Care                            HealthSouth Corporation:
Providers &               10,000,000     7.375% due 10/01/2006                                  10,000,000     7,400,000        0.2
Services                  16,000,000     7.625% due 6/01/2012 (a)                               15,949,488    11,120,000        0.3
                                                                                              ------------  ------------       -----
                                                                                                25,949,488    18,520,000        0.5
====================================================================================================================================
Household                 26,000,000   Champion Enterprises, Inc., 7.625% due 5/15/2009         22,327,825     9,100,000        0.3
Durables
====================================================================================================================================
Machinery                 20,000,000   Cummins Engine, 6.75% due 2/15/2027                      19,706,783    19,763,020        0.6
                           8,000,000   Kennametal Inc., 7.20% due 6/15/2012                      8,002,513     8,432,576        0.2
                                                                                              ------------  ------------       -----
                                                                                                27,709,296    28,195,596        0.8
====================================================================================================================================
Marine                    20,000,000   Transportacion Maritima Mexicana, SA de CV,
                                       10.25% due 11/15/2006                                    19,508,253    11,400,000        0.3
====================================================================================================================================
Media                     20,000,000   AOL Time Warner Inc., 6.875% due 5/01/2012               19,721,650    18,200,000        0.5
                          15,000,000   Anderson Exploration Ltd., 6.75% due 3/15/2011           15,213,064    16,486,965        0.5
                          10,000,000   Comcast Cable Communications, 6.875% due 6/15/2009        9,353,576     9,450,000        0.3
                          20,000,000   News America Inc., 6.75% due 1/09/2038                   19,786,800    19,719,420        0.6
                          15,000,000   Univision Communication Inc., 7.85% due 7/15/2011        15,146,242    16,222,110        0.4
                                                                                              ------------  ------------       -----
                                                                                                79,221,332    80,078,495        2.3
====================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

                            Face                                                                                         Percent of
Industries                 Amount               Corporate Bonds                                 Cost         Value       Net Assets
===================================================================================================================================
Oil & Gas           US$ 27,500,000   The Coastal Corporation, 6.70% due 2/15/2027           $ 27,225,400  $ 19,800,000         0.6%
                        10,000,000   Diamond Shamrock, 7.65% due 7/01/2026                     9,920,000    11,116,310         0.3
                        14,000,000   Giant Industries, Inc., 9% due 9/01/2007                 13,750,813    11,200,000         0.3
                        28,500,000   Pecom Energia SA, 8.125% due 7/15/2010 (a)               25,635,402    16,530,000         0.5
                        19,000,000   Transocean Offshore, 6.625% due 4/15/2011                19,522,440    21,081,241         0.6
                        10,000,000   Ultramar Diamond Shamrock, 6.75% due 10/15/2037           9,979,800    10,362,900         0.3
                        15,000,000   United Refining Co., 10.75% due 6/15/2007                15,000,000    11,400,000         0.4
                                                                                            ------------  ------------        -----
                                                                                             121,033,855   101,490,451         3.0
===================================================================================================================================
Paper & Forest                       Boise Cascade Corporation:
Products                 5,000,000     7.35% due 10/11/2004                                    5,055,981     5,108,745         0.1
                        20,000,000     7.66% due 5/27/2005                                    20,000,000    20,625,900         0.6
                        20,000,000   Champion International Corp., 6.65% due 12/15/2037       19,755,480    22,527,520         0.7
                        25,000,000   Weyerhaeuser Company, 6.75% due 3/15/2012 (a)            25,424,942    27,145,525         0.8
                                                                                            ------------  ------------        -----
                                                                                              70,236,403    75,407,690         2.2
===================================================================================================================================
Road & Rail             10,000,000   CSX Corporation, 6.25% due 10/15/2008                     9,706,431    11,032,150         0.3
===================================================================================================================================
Wireless                20,000,000   Nextel Communications, Inc.,
Telecommunication                    9.375% due 11/15/2009                                    19,644,303    15,200,000         0.5
Services                10,000,000   Pacific Telecom, Inc., 6.625% due 10/20/2005             10,000,000    10,478,790         0.3
                                     Sprint Capital Corporation:
                        10,000,000     6.125% due 11/15/2008                                   9,070,604     6,637,590         0.2
                        25,000,000     6.90% due 5/01/2019                                    23,461,634    14,619,200         0.4
                                                                                            ------------  ------------        -----
                                                                                              62,176,541    46,935,580         1.4
===================================================================================================================================
                                     Total Corporate Bonds                                   915,492,286   851,649,739        24.9
===================================================================================================================================
                                          U.S. Government Obligations
===================================================================================================================================
                        20,000,000   U.S. Treasury Bonds, 6.25% due 8/15/2023                 18,025,954    23,850,000         0.7
                                     U.S. Treasury Notes:
                       115,000,000     4.75% due 11/15/2008                                  113,035,876   126,297,830         3.7
                        50,000,000     5.50% due 5/15/2009                                    54,248,408    57,078,100         1.7
===================================================================================================================================
                                     Total U.S. Government Obligations                       185,310,238   207,225,930         6.1
===================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

SCHEDULE OF INVESTMENTS (concluded)

                               Face                                                                                      Percent of
                              Amount         Short-Term Investments                          Cost            Value       Net Assets
====================================================================================================================================
Commercial               US$ 83,103,000  General Motors Acceptance Corp.,
Paper*                                   2.10% due 10/01/2002                           $   83,103,000   $   83,103,000        2.4%
====================================================================================================================================
U.S. Government              50,000,000  Federal Home Loan Bank, 1.69% due 10/16/2002       49,964,792       49,964,792        1.5
Agency
Obligations*
====================================================================================================================================
                                         Total Short-Term Investments                      133,067,792      133,067,792        3.9
====================================================================================================================================
Total Investments                                                                       $3,628,621,254    3,393,065,457       99.4
                                                                                        ==============
Other Assets Less Liabilities                                                                                21,813,574        0.6
                                                                                                         --------------      ------
Net Assets                                                                                               $3,414,879,031      100.0%
                                                                                                         ==============      ======
====================================================================================================================================

  * Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
  +   Non-income producing security.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

      See Notes to Financial Statements.

PORTFOLIO INFORMATION

As of September 30, 2002
                                                                      Percent of
Ten Largest Stock Holdings                                            Net Assets
SPX Corporation................................................           1.9%
Viacom, Inc. (Class B).........................................           1.9
Wells Fargo Company............................................           1.8
American International Group, Inc..............................           1.8
Citigroup Inc. ................................................           1.8
HCA Inc........................................................           1.7
Clear Channel Communications, Inc. ............................           1.7
United Technologies Corporation................................           1.7
XL Capital Ltd. (Class A)......................................           1.6
Nestle SA (Registered Shares)..................................           1.6

                                                                      Percent of
Five Largest Industries                                               Net Assets
Diversified Financials.........................................           11.9%
Media..........................................................           8.7
Banks..........................................................           6.2
Oil & Gas......................................................           5.8
Insurance......................................................           5.4

                                                                      Percent of
Geographic Allocation                                                 Net Assets
United States..................................................           92.4%
Bermuda........................................................           3.4
Switzerland....................................................           1.6
Chile..........................................................           0.7
Argentina......................................................           0.5
Canada.........................................................           0.5
Mexico.........................................................           0.3

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 2002

Assets:            Investments, at value (including securities loaned of $830,261,044)
                   (identified cost--$3,628,621,254) .................................                          $ 3,393,065,457
                   Investments held as collateral for loaned securities, at value ....                              875,334,011
                   Receivables:
                      Interest .......................................................     $   20,438,739
                      Securities sold ................................................         18,654,542
                      Dividends ......................................................          2,539,107
                      Capital shares sold ............................................          2,433,192
                      Loaned securities ..............................................            137,024            44,202,604
                                                                                           --------------
                   Prepaid registration fees .........................................                                   24,268
                                                                                                                ---------------
                   Total assets ......................................................                            4,312,626,340
                                                                                                                ---------------
===============================================================================================================================
Liabilities:       Collateral on securities loaned, at value .........................                              875,334,011
                   Payables:
                      Capital shares redeemed ........................................         13,431,623
                      Securities purchased ...........................................          5,680,970
                      Investment adviser .............................................          1,252,897
                      Distributor ....................................................          1,084,009            21,449,499
                                                                                           --------------
                   Accrued expenses and other liabilities ............................                                  963,799
                                                                                                                ---------------
                   Total liabilities .................................................                              897,747,309
                                                                                                                ---------------
===============================================================================================================================
Net Assets:        Net assets ........................................................                          $ 3,414,879,031
                                                                                                                ===============
===============================================================================================================================
Net Assets         Class A Shares of Common Stock, $.10 par value, 400,000,000
Consist of:        shares authorized .................................................                          $     6,835,884
                   Class B Shares of Common Stock, $.10 par value, 500,000,000
                   shares authorized .................................................                                3,846,404
                   Class C Shares of Common Stock, $.10 par value, 200,000,000
                   shares authorized .................................................                                  732,736
                   Class D Shares of Common Stock, $.10 par value, 200,000,000
                   shares authorized .................................................                                4,650,450
                   Paid-in capital in excess of par ..................................                            3,663,376,493
                   Undistributed investment income--net ..............................     $   27,644,944
                   Accumulated realized capital losses on investments and foreign
                   currency transactions--net ........................................        (56,680,996)
                   Unrealized depreciation on investments and foreign
                   currency transactions--net ........................................       (235,526,884)
                                                                                           --------------
                   Total accumulated losses--net .....................................                             (264,562,936)
                                                                                                                ---------------
                   Net assets ........................................................                          $ 3,414,879,031
                                                                                                                ===============
===============================================================================================================================
Net Asset Value:   Class A--Based on net assets of $1,467,794,371 and 68,358,840
                            shares outstanding .......................................                          $         21.47
                                                                                                                ===============
                   Class B--Based on net assets of $801,316,460 and 38,464,042
                            shares outstanding .......................................                          $         20.83
                                                                                                                ===============
                   Class C--Based on net assets of $149,885,983 and 7,327,358
                            shares outstanding .......................................                          $         20.46
                                                                                                                ===============
                   Class D--Based on net assets of $995,882,217 and 46,504,495
                            shares outstanding .......................................                          $         21.41
                                                                                                                ===============
===============================================================================================================================

                  See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

Statement of Operations for the Six Months Ended September 30, 2002

Investment              Interest .....................................................                        $  47,227,557
Income:                 Dividends (net of $173,808 foreign withholding tax) ..........                           20,453,172
                        Securities lending--net ......................................                              619,346
                                                                                                              -------------
                        Total income .................................................                           68,300,075
                                                                                                              -------------
===========================================================================================================================
Expenses:               Investment advisory fees .....................................      $   8,544,746
                        Account maintenance and distribution fees--Class B ...........          5,211,156
                        Account maintenance fees--Class D ............................          1,498,868
                        Transfer agent fees--Class A .................................          1,375,158
                        Transfer agent fees--Class B .................................            938,220
                        Transfer agent fees--Class D .................................            931,030
                        Account maintenance and distribution fees--Class C ...........            914,823
                        Transfer agent fees--Class C .................................            172,259
                        Custodian fees ...............................................            118,889
                        Printing and shareholder reports .............................            115,170
                        Professional fees ............................................             91,678
                        Directors' fees and expenses .................................             39,057
                        Pricing fees .................................................             34,950
                        Registration fees ............................................             33,948
                        Other ........................................................             64,334
                                                                                            -------------
                        Total expenses ...............................................                           20,084,286
                                                                                                              -------------
                        Investment income--net .......................................                           48,215,789
                                                                                                              -------------
===========================================================================================================================
Realized &              Realized gain (loss) on:
Unrealized Gain            Investments--net ..........................................        (38,795,702)
(Loss) on                  Foreign currency transactions--net ........................              2,648       (38,793,054)
Investments &                                                                               -------------
Foreign Currency        Change in unrealized appreciation/depreciation on:
Transactions -- Net:       Investments--net ..........................................       (922,326,077)
                           Foreign currency transactions--net ........................             45,229      (922,280,848)
                                                                                            -------------     -------------
                        Total realized and unrealized loss on investments and
                        foreign currency transactions--net ...........................                         (961,073,902)
                                                                                                              -------------
                        Net Decrease in Net Assets Resulting from Operations .........                        $(912,858,113)
                                                                                                              =============
===========================================================================================================================

                  See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

Statements of Changes in Net Assets

                                                                                               For the Six           For the
                                                                                               Months Ended        Year Ended
                                                                                               September 30,        March 31,
Increase (Decrease) in Net Assets:                                                                 2002               2002
===============================================================================================================================
Operations:         Investment income--net .............................................     $    48,215,789    $   108,678,599
                    Realized gain (loss) on investments and foreign currency
                    transactions--net ..................................................         (38,793,054)        67,096,713
                    Change in unrealized appreciation/depreciation on investments and
                    foreign currency transactions--net .................................        (922,280,848)        38,561,025
                                                                                             ---------------    ---------------
                    Net increase (decrease) in net assets resulting from operations ....        (912,858,113)       214,336,337
                                                                                             ---------------    ---------------
===============================================================================================================================
Dividends &         Investment income--net:
Distributions to       Class A .........................................................         (24,676,541)       (55,115,369)
Shareholders:          Class B .........................................................          (8,810,956)       (24,279,414)
                       Class C .........................................................          (1,717,566)        (3,747,630)
                       Class D .........................................................         (15,284,533)       (32,663,244)
                    Realized gain on investments--net:
                       Class A .........................................................         (14,651,439)      (102,586,999)
                       Class B .........................................................          (8,770,755)       (76,419,829)
                       Class C .........................................................          (1,606,636)       (10,936,875)
                       Class D .........................................................         (10,004,802)       (66,197,251)
                                                                                             ---------------    ---------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders ......................................         (85,523,228)      (371,946,611)
                                                                                             ---------------    ---------------
===============================================================================================================================
Capital Share       Net decrease in net assets derived from capital
Transactions:       share transactions .................................................        (278,608,672)      (476,749,756)
                                                                                             ---------------    ---------------
===============================================================================================================================
Net Assets:         Total decrease in net assets .......................................      (1,276,990,013)      (634,360,030)
                    Beginning of period ................................................       4,691,869,044      5,326,229,074
                                                                                             ---------------    ---------------
                    End of period* .....................................................     $ 3,414,879,031    $ 4,691,869,044
                                                                                             ===============    ===============
===============================================================================================================================
                   *Undistributed investment income--net ...............................     $    27,644,944    $    29,918,751
                                                                                             ===============    ===============
===============================================================================================================================

               See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

Financial Highlights

                                                                                              Class A
                                                             ---------------------------------------------------------------------
The following per share data and ratios have been derived     For the Six
from information provided in the financial statements.       Months Ended                  For the Year Ended March 31,
                                                             September 30,    ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2002             2002          2001         2000          1999
==================================================================================================================================
Per Share          Net asset value, beginning of period ...   $    27.58      $    28.38    $    32.66    $    35.03    $    37.56
Operating                                                     ----------      ----------    ----------    ----------    ----------
Performance:       Investment income--net+ ................          .34             .71           .90           .94          1.00
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ......................        (5.88)             66         (1.18)          .62         (1.28)
                                                              ----------      ----------    ----------    ----------    ----------
                   Total from investment operations .......        (5.54)           1.37          (.28)         1.56          (.28)
                                                              ----------      ----------    ----------    ----------    ----------
                   Less dividends and distributions:
                      Investment income--net ..............         (.36)           (.76)        (1.01)         (.94)        (1.08)
                      Realized gain on investments--net ...         (.21)          (1.41)        (2.99)        (2.99)        (1.17)
                                                              ----------      ----------    ----------    ----------    ----------
                   Total dividends and distributions ......         (.57)          (2.17)        (4.00)        (3.93)        (2.25)
                                                              ----------      ----------    ----------    ----------    ----------
                   Net asset value, end of period .........   $    21.47      $    27.58    $    28.38    $    32.66    $    35.03
                                                              ==========      ==========    ==========    ==========    ==========
==================================================================================================================================
Total              Based on net asset value per share .....      (20.24%)++        5.07%        (1.12%)        4.58%         (.68%)
Investment                                                    ==========      ==========    ==========    ==========    ==========
Return:**
==================================================================================================================================
Ratios to          Expenses ...............................         .59%*           .57%          .59%          .56%          .57%
Average                                                       ==========      ==========    ==========    ==========    ==========
Net Assets:        Investment income--net .................        2.67%*          2.60%         2.89%         2.74%         2.86%
                                                              ==========      ==========    ==========    ==========    ==========
==================================================================================================================================
Supplemental       Net assets, end of period (in thousands)   $1,467,794      $1,957,869    $2,142,945    $2,721,503    $3,631,440
Data:                                                         ==========      ==========    ==========    ==========    ==========
                   Portfolio turnover .....................          19%             31%           46%           33%           33%
                                                              ==========      ==========    ==========    ==========    ==========
==================================================================================================================================

             *    Annualized.
            **    Total investment returns exclude the effects of sales charges.
             +    Based on average shares outstanding.
            ++    Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

Financial Highlights (continued)

                                                                                               Class B
                                                                -------------------------------------------------------------------
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.          Months Ended              For the Year Ended March 31,
                                                                September 30,   ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2002          2002         2001           2000         1999
===================================================================================================================================
Per Share          Net asset value, beginning of period .....     $   26.75     $    27.56   $    31.77     $    34.25   $    36.68
Operating                                                         ---------     ----------   ----------     ----------   ----------
Performance:       Investment income--net+ ..................           .20            .42          .56            .57          .63
                   Realized and unrealized gain (loss) on
                   investments and foreign currency
                   transactions--net ........................         (5.69)            64        (1.13)           .60        (1.25)
                                                                  ---------     ----------   ----------     ----------   ----------
                   Total from investment operations .........         (5.49)          1.06         (.57)          1.17         (.62)
                                                                  ---------     ----------   ----------     ----------   ----------
                   Less dividends and distributions:
                      Investment income--net ................          (.22)          (.46)        (.65)          (.66)        (.64)
                      Realized gain on investments--net .....          (.21)         (1.41)       (2.99)         (2.99)       (1.17)
                                                                  ---------     ----------   ----------     ----------   ----------
                   Total dividends and distributions ........          (.43)         (1.87)       (3.64)         (3.65)       (1.81)
                                                                  ---------     ----------   ----------     ----------   ----------
                   Net asset value, end of period ...........     $   20.83     $    26.75   $    27.56     $    31.77   $    34.25
                                                                  =========     ==========   ==========     ==========   ==========
===================================================================================================================================
Total Investment   Based on net asset value per share .......       (20.66%)++       4.01%       (2.11%)         3.48%       (1.65%)
Return:**                                                         =========     ==========   ==========     ==========   ==========

===================================================================================================================================
Ratios to          Expenses .................................         1.61%*         1.59%        1.61%          1.58%        1.59%
Average                                                           =========     ==========   ==========     ==========   ==========
Net Assets:        Investment income--net ...................         1.65%*         1.58%        1.87%          1.71%        1.85%
                                                                  =========     ==========   ==========     ==========   ==========
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands) .     $ 801,317     $1,222,487   $1,659,152     $2,853,699   $4,866,564
Data:                                                             =========     ==========   ==========     ==========   ==========
                   Portfolio turnover .......................           19%            31%          46%            33%          33%
                                                                  =========     ==========   ==========     ==========   ==========
===================================================================================================================================

             *    Annualized.
            **    Total investment returns exclude the effects of sales charges.
             +    Based on average shares outstanding.
            ++    Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

Financial Highlights (continued)

                                                                                              Class C
                                                                ------------------------------------------------------------------
The following per share data and ratios have been derived        For the Six
from information provided in the financial statements.          Months Ended                For the Year Ended March 31,
                                                                September 30,    -------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2002           2002          2001         2000        1999
==================================================================================================================================
Per Share           Net asset value, beginning of period .....    $   26.29      $   27.14     $   31.36     $   33.82   $   36.31
Operating                                                         ---------      ---------     ---------     ---------   ---------
Performance:        Investment income--net+ ..................          .20            .41           .55           .57         .62
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net ........................        (5.59)            63         (1.12)          .59       (1.25)
                                                                  ---------      ---------     ---------     ---------   ---------
                    Total from investment operations .........        (5.39)          1.04          (.57)         1.16        (.63)
                                                                  ---------      ---------     ---------     ---------   ---------
                    Less dividends and distributions:
                       Investment income--net ................         (.23)          (.48)         (.66)         (.63)       (.69)
                       Realized gain on investments--net .....         (.21)         (1.41)        (2.99)        (2.99)      (1.17)
                                                                  ---------      ---------     ---------     ---------   ---------
                    Total dividends and distributions ........         (.44)         (1.89)        (3.65)        (3.62)      (1.86)
                                                                  ---------      ---------     ---------     ---------   ---------
                    Net asset value, end of period ...........    $   20.46      $   26.29     $   27.14     $   31.36   $   33.82
                                                                  =========      =========     =========     =========   =========
==================================================================================================================================
Total Investment    Based on net asset value per share .......      (20.63%)++       4.01%        (2.13%)        3.50%      (1.70%)
Return:**                                                         =========      =========     =========     =========   =========
==================================================================================================================================
Ratios to           Expenses .................................        1.62%*         1.61%         1.62%         1.59%       1.59%
Average                                                           =========      =========     =========     =========   =========
Net Assets:         Investment income--net ...................        1.64%*         1.59%         1.86%         1.70%       1.83%
                                                                  =========      =========     =========     =========   =========
==================================================================================================================================
Supplemental        Net assets, end of period (in thousands)..    $ 149,886      $ 199,774     $ 212,278     $ 308,150   $ 491,234
Data:                                                             =========      =========     =========     =========   =========
                    Portfolio turnover .......................          19%            31%           46%           33%         33%
                                                                  =========      =========     =========     =========   =========
==================================================================================================================================

             *    Annualized.
            **    Total investment returns exclude the effects of sales charges.
             +    Based on average shares outstanding.
            ++    Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                             Class D
                                                               --------------------------------------------------------------------
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.         Months Ended                For the Year Ended March 31,
                                                               September 30,   ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2002          2002           2001          2000         1999
===================================================================================================================================
Per Share           Net asset value, beginning of period .....   $   27.50     $    28.31     $    32.58    $    34.97   $    37.49
Operating                                                        ---------     ----------     ----------    ----------   ----------
Performance:        Investment income--net+ ..................         .31            .64            .82           .86          .91
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net ........................       (5.86)            65          (1.17)          .60        (1.28)
                                                                 ---------     ----------     ----------    ----------   ----------
                    Total from investment operations .........       (5.55)          1.29           (.35)         1.46         (.37)
                                                                 ---------     ----------     ----------    ----------   ----------
                    Less dividends and distributions:
                       Investment income--net ................        (.33)          (.69)          (.93)         (.86)        (.98)
                       Realized gain on investments--net .....        (.21)         (1.41)         (2.99)        (2.99)       (1.17)
                                                                 ---------     ----------     ----------    ----------   ----------
                    Total dividends and distributions ........        (.54)         (2.10)         (3.92)        (3.85)       (2.15)
                                                                 ---------     ----------     ----------    ----------   ----------
                    Net asset value, end of period ...........   $   21.41     $    27.50     $    28.31    $    32.58   $    34.97
                                                                 =========     ==========     ==========    ==========   ==========
===================================================================================================================================
Total Investment    Based on net asset value per share .......     (20.34%)++       4.78%         (1.35%)        4.29%        (.92%)
Return:**                                                        =========     ==========     ==========    ==========   ==========
===================================================================================================================================
Ratios to           Expenses .................................        .84%*          .82%           .84%          .81%         .82%
Average                                                          =========     ==========     ==========    ==========   ==========
Net Assets:         Investment income--net ...................       2.42%*         2.35%          2.64%         2.50%        2.60%
                                                                 =========     ==========     ==========    ==========   ==========
===================================================================================================================================
Supplemental        Net assets, end of period (in thousands) .   $ 995,882     $1,311,739     $1,311,854    $1,428,120   $1,513,406
Data:                                                            =========     ==========     ==========    ==========   ==========
                    Portfolio turnover .......................         19%            31%            46%           33%          33%
                                                                 =========     ==========     ==========    ==========   ==========
===================================================================================================================================

             *    Annualized.
            **    Total investment returns exclude the effects of sales charges.
             +    Based on average shares outstanding.
            ++    Aggregate total investment return.

                  See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Balanced Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .40% of average daily net assets in excess of $400 million.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                Account             Distribution
                                             Maintenance Fee            Fee
--------------------------------------------------------------------------------
Class B ...................................        .25%                 .75%
Class C ...................................        .25%                 .75%
Class D ...................................        .25%                  --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

For the six months ended September 30, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                            FAMD          MLPF&S
--------------------------------------------------------------------------------
Class A...........................................         $3,132        $25,626
Class D...........................................         $6,342        $72,309
--------------------------------------------------------------------------------

For the six months ended September 30, 2002, MLPF&S received contingent deferred sales charges of $313,704 and $22,823 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $665 and $222 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of September 30, 2002, the Fund lent securities with a value of $174,837,911 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of September 30, 2002, cash collateral of $393,900,306 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $481,433,705 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended September 30, 2002, QA Advisors received $255,795 in securities lending agent fees.

In addition, MLPF&S received $198,235 in commissions on the execution of portfolio security transactions for the six months ended September 30, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2002, Merrill Lynch Security Pricing System, an affiliate of MLPF&S, earned $632 for providing security price quotations to complete the Fund's net asset value.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2002 were $745,634,705 and $1,101,505,949, respectively.

Net realized gains (losses) for the six months ended September 30, 2002 and net unrealized gains (losses) as of September 30, 2002 were as follows:

--------------------------------------------------------------------------------
                                              Realized              Unrealized
                                           Gains (Losses)         Gains (Losses)
-------------------------------------------------------------------------------
Long-term investments .............         $(38,795,702)         $(235,555,797)
Foreign currency
transactions ......................                2,648                 28,913
                                            ------------          -------------
Total .............................         $(38,793,054)         $(235,526,884)
                                            ============          =============
-------------------------------------------------------------------------------

As of September 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $241,461,833, of which $436,766,248 related to appreciated securities and $678,228,081 related to depreciated securities. At September 30, 2002, the aggregate cost of investments for Federal income tax purposes was $3,634,527,290.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $278,608,672 and $476,749,756 for the six months ended September 30, 2002 and for the year ended March 31, 2002, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                    Dollar
Ended September 30, 2002                        Shares               Amount
-------------------------------------------------------------------------------
Shares sold .......................            2,715,045          $  68,032,130
Shares issued to shareholders
in reinvestment of dividends
and distributions .................            1,525,540             35,606,106
                                              ----------          -------------
Total issued ......................            4,240,585            103,638,236
Shares redeemed ...................           (6,871,969)          (171,372,349)
                                              ----------          -------------
Net decrease ......................           (2,631,384)         $ (67,734,113)
                                              ==========          =============
-------------------------------------------------------------------------------

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended March 31, 2002                            Shares                Amount
-------------------------------------------------------------------------------
Shares sold .......................            6,452,642          $ 177,473,586
Shares issued to shareholders
in reinvestment of dividends
and distributions .................            4,888,040            132,394,454
                                             -----------          -------------
Total issued ......................           11,340,682            309,868,040
Shares redeemed ...................          (15,861,076)          (431,669,919)
                                             -----------          -------------
Net decrease ......................           (4,520,394)         $(121,801,879)
                                             ===========          =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended September 30, 2002                        Shares                Amount
-------------------------------------------------------------------------------
Shares sold .......................            1,602,855          $  38,918,645
Shares issued to shareholders
in reinvestment of dividends
and distributions .................              662,575             15,040,464
                                             -----------          -------------
Total issued ......................            2,265,430             53,959,109
Automatic conversion
of shares .........................           (3,037,855)           (74,747,703)
Shares redeemed ...................           (6,465,295)          (155,321,881)
                                             -----------          -------------
Net decrease ......................           (7,237,720)         $(176,110,475)
                                             ===========          =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended March 31, 2002                            Shares                Amount
-------------------------------------------------------------------------------
Shares sold .......................            4,131,938          $ 110,246,621
Shares issued to shareholders
in reinvestment of dividends
and distributions .................            3,233,327             85,247,072
                                             -----------          -------------
Total issued ......................            7,365,265            195,493,693
Automatic conversion
of shares .........................           (7,499,528)          (200,803,234)
Shares redeemed ...................          (14,364,815)          (382,144,098)
                                             -----------          -------------
Net decrease ......................          (14,499,078)         $(387,453,639)
                                             ===========          =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended September 30, 2002                         Shares                Amount
-------------------------------------------------------------------------------
Shares sold .......................              619,925          $  15,046,951
Shares issued to shareholders
in reinvestment of dividends
and distributions .................              126,129              2,811,412
                                             -----------          -------------
Total issued ......................              746,054             17,858,363
Shares redeemed ...................           (1,017,319)           (23,804,038)

                                             -----------          -------------
Net decrease ......................             (271,265)         $  (5,945,675)
                                             ===========          =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended March 31, 2002                            Shares                Amount
-------------------------------------------------------------------------------
Shares sold .......................            1,366,686          $  35,815,840
Shares issued to shareholders
in reinvestment of dividends
and distributions .................              476,476             12,351,872
                                             -----------          -------------
Total issued ......................            1,843,162             48,167,712
Shares redeemed ...................           (2,065,570)           (53,647,779)
                                             -----------          -------------
Net decrease ......................             (222,408)         $  (5,480,067)
                                             ===========          =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Six Months                                     Dollar
Ended September 30, 2002                        Shares                Amount
-------------------------------------------------------------------------------
Shares sold .......................            1,355,864          $  33,738,296
Automatic conversion
of shares .........................            2,953,275             74,747,703
Shares issued to shareholders
in reinvestment of dividends
and distributions .................              961,665             22,397,168
                                             -----------          -------------
Total issued ......................            5,270,804            130,883,167
Shares redeemed ...................           (6,459,210)          (159,701,576)
                                             -----------          -------------
Net decrease ......................           (1,188,406)         $ (28,818,409)
                                             ===========          =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                          Dollar
Ended March 31, 2002                            Shares               Amount
-------------------------------------------------------------------------------
Shares sold .......................            3,572,657          $  96,909,860
Automatic conversion
of shares .........................            7,297,200            200,803,234
Shares issued to shareholders
in reinvestment of dividends
and distributions .................            3,223,999             87,168,201
                                             -----------          -------------
Total issued ......................           14,093,856            384,881,295
Shares redeemed ...................          (12,747,284)          (346,895,466)
                                             -----------          -------------
Net increase ......................            1,346,572          $  37,985,829
                                             ===========          =============
-------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended September 30, 2002.

6. Capital Loss Carryforward:

On March 31, 2002, the Fund had a net capital loss carryforward of approximately $7,516,184, of which $4,243,197 expires in 2008 and $3,272,987 expires in 2009.
This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch Balanced Capital Fund, Inc.                     September 30, 2002

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald W. Burton, Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Robert C. Doll, Jr., Senior Vice President
Kurt Schansinger, Senior Vice President and Portfolio Manager
Walter Cuje, Vice President
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

[LOGO] Merrill Lynch  Investment Managers

                       [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Balanced Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper              #10252--9/02